31st January 2025
PRIVATE

AND CONFIDENTIAL
Craig Manz
c/o- crmanz70@gmail.com
Dear Craig,
I

am

pleased

to

offer

you

a

full

time

permanent

contract

for

the

position

of

Coronado

Group

Chief
Operating

Officer

with

Curragh

Queensland

Mining

Pty

Ltd

(CQMPL)

("the

Company").

Your
employment under

the terms

of this

letter and

the attached

Contract of

Employment will

start on

10th
March 2025 unless otherwise agreed.
Attached to this letter is your

Contract of Employment which further

details the terms and conditions

of
your employment. This letter and the attached Contract of Employment will together form your terms of employment. These supersede all prior discussions,

negotiations, understandings and agreements.
As part of your employment package, you are entitled

to a $50,000 (gross) sign-on payment.

The sign-
on payment will

be payable in

the first payment

cycle following the

commencement of your employment.
You will

also be granted with $600k worth of performance

stock units (PSUs) using a volume weighted
average

price

calculation

of

the

Company’s

CDIs

for

the

30-day

period

up

to

and

including

the
commencement date.

These PSUs

will be

tested against

the approved

2024 scorecard

at the

end of
2026, vesting in February 2027.

Although not

forming part

of your

Contract of

Employment, it

is our

intention that

you will be

invited to
participate in

the Company’s

short-term incentive

(STI) and long-term incentive (LTI) programs.

Details
for 2025 are:
●

Eligible for the full 2025 STI performance period (Jan 1 to

Dec 31) at 125% of total employment
cost (TEC) maximum and 62.5% of TEC for target
●

Eligible for the full 2025 LTI performance period (Jan 1, 2025, to Dec

31, 2027) at 100% of TEC
You

will

also

be

invited

to

participate

in

a

retention

plan

which

is

intended

to

encourage

executive
leadership stability.

As part of this

retention plan you

will receive 20% of

your TEC at the

end of 2025,
40% at the end of 2026

and 40% at the end of

2027 provided you remain employed

with Coronado on
a continuous basis on that date and not under any notice

period. Associated retention payments made
under this plan will be made in the first payment cycle

following the end of the calendar year.

This position will initially

be based in Brisbane.

As agreed, the permanent

base location of the

role will
be

determined

within

six

(6)

months

of

your

employment

commencing.

For

the

initial

six

(6)

month
period, the

Company will

provide furnished

accommodation and

a vehicle

for your

use and

will cover
reasonable

costs

associated

with

the

storage

of

your

household

furniture.

Assistance

will

then

be
provided to relocate you and your possessions to your

permanent base location once determined.
All employees of the Company are required to adhere to Company policies, procedures and guidelines although these do

not form a

part of

your Contract of

Employment. You must ensure that

you are familiar
with the contents of the Company's policies, procedures

and guidelines as are current or updated from
time to time.
I

trust

that

your

association

with

the

Coronado

Global

Resources

Group

will

be

rewarding,

both
personally and professionally and look forward to your

contribution to the success of our operations.

Should you

have any queries

concerning this

offer or

your employment

conditions, please

feel free to
contact me

directly on

0427 584

561. If

you wish to

accept this offer

,

please provide your

acceptance
by 5th February 2025.

Yours sincerely
/s/ Emma Pollard
Emma Pollard
Chief People and Sustainability Officer
I have read, understand, agree to and accept all

the terms and conditions that apply to my employment with

the
Company

as

outlined

in

this

Letter

of

Offer

and

related

documents,

including

the

attached

Contract

of
Employment.

I confirm that

the payment amounts

which I receive

under the Contract

of Employment, satisfies
any obligations

on the

Company to

pay to

me any

entitlements to

which I

may otherwise

be entitled

under an
industrial instrument or law.
Signed: _/s/ Craig Manz____________________________ Date: 3
rd

February 2025__________
Craig Manz

Contract of Employment
This contract of employment

(
"Contract"
) confirms the express

contractual terms and conditions

of employment
between Curragh Queensland Mining Pty Ltd ( "the Company" ) and the employee ( "the Employee" or "you" ).
Commencement and Location of Employment
Unless agreed otherwise, your appointment to this position will commence on

10
th

March 2025.
Your employment

with the Company will continue until terminated by either party in accordance with the terms of
this Contract.
Your position will be based

at Brisbane, however you may be required by the Company to work at other locations
(on a

temporary or

permanent basis)

to perform

the inherent

requirements of

your position.

The Company

may
require you to travel within the state, interstate or overseas to perform your duties.
You

may

be

required

to

transfer

to

other

positions

and

locations

with

the

Company

or

the

Coronado

Global
Resources Group ( "Coronado Group" ), subject to appropriate consultation and notice.
Role and Reporting Structure
The Company

will employ

you in

the role

of Coronado Group

Chief Operating Officer. The

position currently

reports
to the Coronado Group Chief Executive Officer ( Leader ). You will report to the Leader or as otherwise directed by the Company.
Probation Period
You will

be employed initially on

a probationary basis for a

period of 6 months.

During that time either you

or the
Company may

terminate your

employment, without

reasons being

given, on

one week's

notice in

writing. If

the
Company ends

your employment

during this

period it

may end

your employment

immediately and

pay you

one
week's pay in lieu of notice.
At the

end of the

probation period, your

performance will be

reviewed and if

satisfactory, your ongoing employment
with the

Company

will be

confirmed. If

your performance

during this

period is

unsatisfactory,

your employment
may be terminated in accordance with this clause.
Duties
During your employment

you must:
(a)

during your working

hours and at

other times as

reasonably necessary,

devote your whole

time,
attention and ability to the business of the Company;
(b)

serve the

Company and perform

your duties diligently, honestly and

faithfully;
(c)

exercise and carry out

all duties required of

you within your skills

and competence;
(d)

follow all lawful

and reasonable directions and

instructions given to

you by the

Company;
(e)

not, without

the prior

written consent

of the

Company,

directly or

indirectly engage

in any

other
employment or in

any other activity

(whether paid or

unpaid) which may

conflict with your

duties
as an

employee of

the Company

or may

adversely affect

the reputation

of the

Company or

the
Coronado Group (and you

warrant that you are

not under any obligation

or restriction which would
interfere

or

conflict

with

your

employment

in

this

role

or

your

obligations

and

duties

under

this
Contract);

(f)

notify the Company immediately if

any interest or obligation arises

which may be inconsistent with
your obligations to the Company or which may adversely

affect the reputation of the Company;
(g)

comply with

any direction

from the

Company to

take all necessary

action to remove

any conflict
(whether direct

or indirect)

(and you

acknowledge that

in some circumstances

a serious

conflict
may justify the termination of your employment);
(h)

promote the

interests and

welfare of

the Company,

and not

act in

any way

which may

harm or
prejudice the reputation and goodwill of the Company or the Coronado

Group; and
(i)

as

lawfully

required

by

the

Company,

perform

work

for

any

other

member

or

members

of

the
Coronado Group.
You

must perform

the duties

reasonably associated

with your

position. The

Company may

vary your

duties and
responsibilities from

time to

time or

assign you

additional duties

and responsibilities

as may

be directed

by the
Company or your

Leader.

In particular,

you may be

required to perform

any duties in

any area of

the operation,
subject to

your competence

and any

safety and

statutory

requirements.

You

may also

be requested

to train

to
become competent in new skills as required by the Company.
If your

position, duties or

reporting structure change,

this Contract will

continue to apply

to your employment

unless
you and the Company enter a new written employment

contract or vary this Contract in writing.
Hours of Work
Your

ordinary

hours

are

in

accordance

with

the

NES,

during

the

Company's

ordinary

business

hours,

and
reasonable additional hours in

accordance with the Company's

operational requirements. Because

of the nature
of your position, you acknowledge and agree

that any additional hours that you are

required to work in excess of
your ordinary hours per week

are reasonable so far as they are

necessary for the full and proper performance

of
your duties under this Contract. Your

remuneration includes compensation for this.
The Company may change your hours of work, days of work or starting and finishing times.
Your hours

of work may be averaged over a period of up to six

months.
You

acknowledge

and

agree

that

you

will

comply

with

any

time

recording

requirements

as

notified

by

the
Company from time to time.
Total Employment

Cost
You will be paid on a total employment cost ( TEC
) basis. Your initial TEC is $780,000.00 (less applicable tax)

per
annum (inclusive of superannuation).
Your TEC

is made up of the following components:
(a)

Cash salary:
Your

cash salary

will be

the

amount remaining

after deducting

from your

TEC the

amounts

for
Company superannuation contributions paid by the

Company for your benefit, and any other pre-
tax deductions nominated by you.

Your cash salary,

net of tax and authorised deductions, will be
paid no less

frequently than

on a monthly

basis by electronic

funds transfer

into bank account/s
nominated by you.
(b)

Superannuation:
The Company will make compulsory superannuation

guarantee contributions, on your behalf,

up

to

the

quarterly

maximum

contribution

required

under

the
Superannuation

Guarantee
(Administration) Act 1992
(Cth). Superannuation

guarantee contributions

are included as

part of
your TEC.
By agreement with

the Company,

you may choose

to make additional

voluntary contributions

to
your chosen fund.
If you

do not

nominate a

superannuation fund,

contributions payable

on your

behalf will

be directed
to

your

stapled

fund,

and

if

you

do

not

have

a

stapled

fund

to

the

Company's

default
superannuation fund. A Choice of Fund form can be returned at any time and future contributions
will be made to your nominated fund.
You

consent

to

the

provision

of

your

personal

information,

including

any

health

information,
between the Company and the superannuation fund and their

service providers.

This information
is necessary

to facilitate

the provision

of benefits

in the

course of

your employment

and for

the
management of the fund.
Your TEC is in full recognition of the requirements of the role and the hours of work necessary to perform the role.
Unless

otherwise

specified

in

this

Contract,

your

TEC

includes

compensation

for

all

entitlements,

benefits

or
payments that you may be

otherwise entitled to, including under

any applicable industrial instrument or legislation.
This includes, but is not limited to:
●

minimum weekly

wages;
●

allowances;
●

overtime;
●

penalty rates;
●

shift loadings;
●

annual leave

loading; and
●

any other loadings

or penalties.
Accordingly,

you will

not be

paid any special

rates or

allowances for

working particular

times or

under particular
conditions unless otherwise agreed in writing.
The Company is entitled

to apply:
●

any over-industrial instrument payments or

other benefits

provided for

in this

Contract, or

paid to

you in
excess of minimum statutory or industrial instrument entitlements, in satisfaction of any industrial instrument entitlements or other entitlements to which you are, or become, entitled;
●

overpayments for

any entitlement in

any pay

period against another

entitlement or pay

period.
For avoidance of

doubt, your

annual remuneration

should not

be regarded as

an annualised wage

arrangement
under any applicable industrial instrument.
Incentive Arrangements
You

may be

eligible to

participate in

incentive arrangements

offered

by the

Company

or Coronado

Group from
time to

time.

Details

of

these

arrangements

will

be

provided

to

you

separately,

and

do

not

form

a

part

of

this
Contract.
Relocation Assistance
Reasonable costs associated with relocating your furniture and personal effects may be borne by the

Company in
accordance with Company policy.

Annual Leave
You will be entitled to annual leave in accordance with the applicable legislation. Currently,

full time employees are
entitled to

4 weeks

annual leave

per annum.

You

are required

to apply

for annual

leave at

least 4

weeks prior

to
your first day of intended leave, or such shorter period as may be agreed with your Leader. Annual leave approved
by your Leader and taken during employment will be paid

based on your usual rate of pay.
Annual leave

is to

be taken

within 12

months of

accruing. If

you do

not take

the leave

within this

period, the

Company
may direct you to do so upon giving you one month's notice

(without limiting the Company's rights at law).
On termination of employment, you

will be paid for any

accrued and untaken annual leave

based on your usual rate
of pay.
Long Service Leave
You are entitled to long

service leave in

accordance with applicable legislation.
Other Leave
You

are

entitled

to

personal/carer's

leave,

parental

leave,

compassionate

leave,

community

service

leave

and
family and domestic violence leave in accordance with

applicable legislation.
Public Holidays
Public Holidays will be those

declared as public holidays

in the state or territory

in which you work.

Although you
are not

normally required

to work

on public

holidays (and

will be

entitled to

paid leave),

you may

be requested,
and you

will not

unreasonably refuse,

to work

on a

public holiday

in order

to perform

your duties

and meet

the
operational requirements of the Company,

compensation for which is included in your remuneration.
Medical Assessments
The Company may, from time to

time at its

discretion, require you to

undergo an independent medical

assessment
by a doctor or other health professional(s) nominated

by the Company.
You

consent to

the doctor

or health

professional releasing

the results

of that

assessment to

the Company.

The
Company will keep this information confidential and the Company will only use it to assess your ability to

perform
your duties or

meet the Company's

work health and

safety obligations, which

may result in

the

Company taking
action including, but not limited to:
●

requiring you to return to work;
●

requiring you to leave, or remain away from work, for a

period of time; or
●

ending your employment.
The above

requirement

is separate

to, and

in addition

to, any

requirement

for a

health or

medical assessment
under applicable legislation.
Guarantee of Annual Earnings
This clause,

and the

Company's undertaking

in this

clause, only

applies if

at any

time during

your employment
your remuneration package (inclusive of salary and the value of non-monetary benefits) exceeds the high income
threshold as defined in the Fair Work Act 2009 (Cth). If your remuneration exceeds the high income threshold, for the

purpose

of

section

330

the
Fair

Work

Act

2009
(Cth),

the

Company

undertakes

that

it

will

pay

you

your
remuneration package set out in this Contract

or a variation to this Contract (inclusive

of salary and the

value of

non-monetary benefits), for

a period of

at least 12

months.

As a

result, the modern

award you are

covered
by will not

apply to your

employment for

the period during

which this

undertaking operates.

By entering into

this
Contract, you accept this undertaking and the amount

of your annual remuneration package.
This undertaking will continue until

the earlier of your

employment with the Company ending;

you accepting a new
undertaking from the Company; or you and the Company

agreeing to revoke this undertaking.
This undertaking

does not

affect the

rights of

either you

or the

Company to

end the

employment relationship

in
accordance with the termination provisions set out in this

Contract.
Compliance with Company Policies and Procedures
During your employment

you are required

to comply at

all times with

all Coronado Group's

policies and procedures
as varied or introduced from time to time.
It is

your obligation

to familiarise yourself

with current

policies and

procedures that are

relevant to

your employment
and to

comply

at all

times

with such

policies and

procedures.

The Coronado

Group's

policies

and procedures
operate

independently

of

this

Contract

and

are

not

incorporated

into

this

Contract

and

are

not

binding

on

the
Coronado Group or the Company.
The Coronado Group reserves

the right to amend,

revoke, introduce or replace

its policies and procedures

at its
discretion .
Occupational Health

and Safety
You must comply with all occupational health

and safety systems and requirements that

are relevant to your

work.
You must attend to your work

safely, take all reasonable care and notify your Leader if you become aware of any
workplace risks.

You must not create a

potential safety risk to

yourself or others in

the course of

your employment.
Privacy
You consent to the Company collecting, storing, using

and disclosing your personal and

health information for any
lawful purpose relating

to your employment,

and to the

Company transferring your

personal and health

information
outside Queensland and Australia in the course of its business activities.
You

also consent

to the Company

disclosing your

personal and

health information

to third parties

for any lawful
purpose

relating

to

your

employment.

These

persons

include

the

Australian

Tax

Office

or

other

government
agencies,

related

entities,

superannuation

fund

trustees

and

administrators,

contractors,

bankers,

insurers,
medical, rehabilitation or

occupational practitioners, laboratory

analysts, investigators, financial

and legal

advisers,
potential purchasers on sale of business, law enforcement

bodies and regulatory authorities.
Confidential Information
" Confidential Information
" means any information which is

confidential and not in the public

domain (unless in
the public domain because of a breach of confidentiality),

including, but not limited to:
●

technical information relating to the Coronado Group, including its operations, products and services;
●

all information concerning the Coronado Group, its methods

of operating, marketing and other activities;
●

information concerning the Coronado Group's customers

or clients or prospective customers or clients;
●

personal information about officers, employees or contractors engaged by the Coronado Group;

●

the Coronado Group's policies, procedures, handbooks,

manuals and forms; and
●

competitive and financial information concerning the Coronado

Group not in the public domain.
During your employment with the Company

you will have access to or may

become acquainted with Confidential
Information.
You must not use or

disclose Confidential Information, except
(a)

for the

purpose of and

to the

extent necessary to

properly perform your

duties; or
(b)

where disclosure

of specific Confidential

Information is

required to comply

with any applicable

law; or
(c)

the use

or disclosure of

the Confidential Information

is agreed

by the

Company in writing.
You must

immediately notify the Company of any suspected or

actual unauthorised use, copying or disclosure of
Confidential Information.
You

agree

that

upon

termination

of your

employment

for any

reason

you

will

return

to

the

Company

all of

the
Confidential Information that you have in your possession.
Your obligations under this clause

continue after your

employment ends.
Intellectual property
For the purpose of this clause:
Work
means any invention, discovery, design, improvement, formula, process, technique, literary or artistic work,
or any other item

in which Intellectual Property

Rights subsist or

are capable of subsisting

and is wholly or

partly
created, made or discovered by you either:
(a)

during your employment (whether or not during ordinary working hours); or
(b)

otherwise

using

the

facilities,

resources,

time,

Confidential

Information

or

any

other

opportunity
provided by the Company,

or the broader Coronado Group.
Intellectual Property

Rights
means all existing

and future rights,

which may

be protected

by copyright,

patent,
design, trademark or other registration or other forms

of protection in Australia or elsewhere.
Moral Rights
includes the right

to be identified

as the author

of the work,

the right not

to have any

other person
identified as

the author

of the

work and

the right

of integrity

of authorship

(as defined

in the
Copyright Act

1968
(Cth)).
The

Work

and

all

Intellectual

Property

Rights

in

the

Work

will

belong

absolutely

to

the

relevant

company

or
companies

within

the

Coronado

Group

and

you

agree

to

do

all

things

necessary

and

execute

any

document
required to give effect to this ownership.
You

must immediately

and fully disclose

to the Company

any Work

created, contributed

to, made or

discovered
by you during your employment.
You

consent to

any act

or omission

by the

Company or

the Coronado

Group which

would otherwise

infringe or
breach any Moral Rights you may have in any Work

made by you in the course of employment.
You

also agree that

this consent and

waiver extends to

any licensees and

successors in title

to the Company

or
relevant

company

within

the

Coronado

Group

in

respect

of

such

Works,

as

well

as

to

any

persons

who

are

authorised by the Coronado

Group or by its

licensees and successors

in title to do acts comprising

the copyright
of such Works.
You

agree

to execute

any

further document

necessary

to give

effect

to this.

If you

do not

comply

with such

a
request by the Company within 7 days, you

authorise the Company (or any persons authorised by the

Company)
to do all things and execute all documents necessary

to give effect to that request on your behalf.
For the avoidance of doubt, your obligations under this

clause continue after your employment ends.
Termination of

Employment
Either party may terminate your employment by giving the other party three (3) months' written notice.

In the event that the Employer terminates your employment for any reason other than the reasons set forth in this clause under subparagraphs (a), (b), (c) and

(d), the Employer will pay a

termination payment equivalent to six (6)
months' TEC.

The Employer may,

at its discretion, make a payment in lieu of

notice for all or part of the notice period or require
you

to

work

for

all

or

part

of

the

notice

period.

In

the

event

that

you

end

your

employment

without

giving

the
specified

period

of

notice,

you

agree

to

pay

the

Employer

an

amount

equal

to

your

total

remuneration

for

the
balance

of

the

notice

period

not

served.

You

agree

that

this

amount

is

a

genuine

preestimate

of

the

loss

the
Coronado Group is likely to suffer as a result of the

failure to give the specified period of notice.
In the

event

that

you

end

your

employment

without

giving

the

specified

period

of

notice,

you

agree

to

pay

the
Company an amount equal to your total

remuneration for the balance of the notice

period not served.

You

agree
that this amount

is a genuine

pre-estimate of

the loss

the Company

is likely to

suffer as

a result of

the failure

to
give the specified period of notice.
The Company may terminate your employment immediately without notice or payment in lieu of notice if you:
(a)

engage in any

serious or wilful

misconduct including by

committing any wilful,

serious or persistent
breach of

your terms

and conditions

of employment

or any

Company policy,

procedure or

guideline
or by serious negligence in the performance of your duties;
(b)

engage in any

other conduct

(either at work

or otherwise)

which in the

reasonable opinion

of the
Company is

likely to

affect adversely

the reputation

of the

Company or

the Coronado

Group and/or
render you unsuitable for employment by the Company;

or
(c)

are convicted of an offence punishable by imprisonment; or
(d)

commit any other act that would justify summary dismissal at law.
If

your

employment

is

terminated

for

any

of

the

above

reasons,

the

Company

will

pay

you

up

to

the

day

of
termination only.
Suspension
Without limiting

the Company's

right to

terminate

your

employment

without notice

in the

circumstances

set out

above, the Company may suspend you from duty with pay, or direct you to perform work in a different position,

at
any time

during the

term of

your employment,

including but

not limited

to in

circumstances where

the Company
forms

the

view

that

your

conduct,

capacity

or

performance

may

warrant

serious

disciplinary

action

(including
ending of your

employment). If

the Company suspends

you from duty,

it may appoint

someone else to

your role
for the period of suspension.
Retrenchment Benefits
In addition to the

above notice period,

if your employment is

terminated by the Company

due to redundancy

you
will be

entitled to

receive retrenchment

benefits in

accordance with

applicable legislation

as advised

to you

and
amended from time to time.
Directorship
The Company may request you

to become a director of

the Company or any of its

Related Bodies Corporate (as
defined

by

the
Corporations

Act

2001
(Cth))

without

any

additional

remuneration

and

the

benefits

under

this
Contract are in part consideration of you agreeing to become a director.
Should you agree to become a director of the Company

or any of its Related Bodies Corporate, on termination
of your employment:
(a)

you must resign all directorships held as a consequence

of the employment, as directed by the
Company;
(b)

you irrevocably appoint the Company Secretary of the Company,

or any other person nominated
by the Board, as your agent to execute any documents

on your behalf; and
(c)

you acknowledge and agree that you have no entitlement to any compensation for loss of office.
You agree to

resign as a director if the Chairperson or the Company requires you to do so.
Your obligations

under this clause survive the end of your employment with the Company.
Compliance and approvals
The exercise of,

or compliance with,

any discretion, right

or obligation under

this Contract is

subject to any

required
board

or

shareholder

approvals,

any

necessary

regulatory

consent

(being

the

consent

of

any

entity

or
governmental body that

has statutory or

other powers over

corporations) and compliance

with the Company's

(and
each Coronado Group company's) constitution, and all

applicable laws.
This clause has

effect regardless of any other

provision of this Contract.
Company Property
Upon the cessation of your employment you will return to the Company or an authorised officer of the Company:
(a)

all originals

and copies

in any

form (including

but not

limited to

computer data)

of all

books, record
and documents relating to

your duties, functions

and responsibilities as an

employee of the

Company or
its business affairs (including customer lists and

details); and
(b)

all

other

things

belonging

to

the

Company

(including

but

not

limited

to

keys,

security

cards

and
passes, corporate credit cards, mobile phones, copies

of documents and computerised information).

Your obligations

under this clause continue after your employment with the Company ends.
Set Off
Immediately on your employment ending or at any other time requested by the Company,

you:
(a)

agree to pay to the Company all

amounts you owe to it or a

related entity (for example, amounts such
as personal expenses incurred

on a Company mobile telephone,

or amounts owing for Company

funded
study assistance) or any amounts mistakenly paid to

you such as an overpayment;
(b)

authorise and direct

the Company to deduct

or withhold unpaid amounts

from monies otherwise owed
to you during employment or upon termination of employment;

and
(c)

acknowledge that if you

fail to repay any

monies owing to the

Company,

including any amounts paid
to

you

by

mistake,

the

Company

may

demand

and

enforce

the

recovery

of

such

monies

as

a

debt
immediately due and payable by you to the Company.
Post-Employment Restrictions
'Confidential Information' has the meaning given in the clause of this Contract entitled "Confidential
Information".
'Competitive Business' means any business that is competitive with or substantially similar to the Company or the Coronado Group during the period of 6 months preceding

the End Date or during the Restricted Period.
'End Date'
means the date on which your employment with the

Coronado Group ends.
'Entity' means an individual, company, partnership, joint venture (whether corporate or incorporate) or any other body (whether corporate or incorporate).
'Prescribed Position' means:
1

a position as employee, director, secretary,

company officer, agent, contractor,

consultant or adviser
of any Entity;
2

a partner, shareholder or member

of any Entity; and
3

acting as any of the persons referred to in items 1 and

2 of this definition.
'Restricted Area' means:
1

Any country where the Coronado Group has operations, including at the date of this Contract the
United States of America and Australia; or failing that
2

The United States of America and Australia; or failing

that
3

Australia; or failing that
4

Queensland and New South Wales; or

failing that
5

Queensland.
'Restricted Period' means:
1

the period of 12 months starting on the End Date; or failing that

2

the period of 6 months starting on the End Date; or failing

that
3

the period of 3 months starting on the End Date; or failing

that
4

the period of 1 months starting on the End Date.
Inducing directors, employees or contractors to leave the Coronado Group
You

must not (whether

directly or indirectly)

during the Restricted

Period and in

the Restricted Area,

encourage,
induce or

attempt to

encourage

or induce

any director,

officer,

employee or

contractor of

the Coronado

Group,
with whom you had

work related dealings during

the 12 months preceding

the End Date, or

about whom you have,
or have had, Confidential Information about in

respect of their engagement with the Coronado

Group, to terminate
his or her engagement with the

entity within the Coronado Group which

engages them, whether or not that person
would commit a breach of that person's contract of engagem

ent.
Persuading the Coronado Group's customers or suppliers to cease or reduce business
You

must

not

(whether

directly

or

indirectly)

during

the

Restricted

Period

and

in

the

Restricted

Area,

solicit,
canvass or approach any person or entity who was:
(a)

a customer, client, agency

or supplier of the Coronado Group with whom you had

work-related dealings
during the 12 months immediately preceding the End

Date or about whom you have, or have had,
Confidential Information; or
(b)

a potential customer, potential

client, potential agency or potential supplier of the

Coronado Group with
whom, or in respect of whom, you had work-related

dealings during the 12 months preceding the End Date
or about whom you have, or have had, Confidential Information, with a view to:
(c)

obtaining the custom or business of any such person or entity for your benefit or the benefit of any other person;
(d)

persuading any such person or entity to cease doing business with the Coronado Group; or
(e)

persuading any such person or entity to reduce the amount of business which the person or entity would normally do, or otherwise would have done, with the Coronado

Group.
Competing with the Coronado Group
You

agree

that

you

will

not

(whether

directly

or

indirectly

and

in

any

position

including

a

Prescribed

Position),
during the

Restricted Period

and in

the Restricted

Area, carry

on, be

employed by,

or engaged

in or

otherwise
interested in any Competitive Business:
(a)

for purposes of performing duties or providing services which are the same as or similar to those you provided to the Coronado Group at any time within the 12

months immediately prior to the End Date; or
(b)

in a position in which you can use Confidential Information to gain an advantage for a Competitive
Business or cause detriment to the Coronado Group.
Priority of restrictions
You agree

that you intend the restrictions in this clause ('Post-Employment

Restrictions') to operate to their
maximum extent. However, should a court consider it necessary to reduce the extent of a restriction, the parties intend that any reduction should be made to the Restricted

Area before any reductions are made to the
Restricted Period.
Consent
The restrictions in this clause ('Post-Employment Restrictions')

do not apply in circumstances where you have
obtained the Company's prior written consent.

Restrictions reasonable and inclusive
You agree that:
(a)

you will obtain Confidential Information during your employment, the disclosure of which could materially harm the Coronado Group;
(b)

the restrictions in this clause ('Post-Employment Restrictions') are reasonable and necessary for the protection of the Coronado Group's Confidential Information

and goodwill;
(c)

you intend the restrictions to operate to the maximum

extent;
(d)

damages may be inadequate to protect the Coronado Group's interests and the Coronado Group is entitled to seek and obtain injunctive relief, or any other

remedy, in any court;
(e)

the restrictions are separate, distinct and several, so that the unenforceability of any restriction does not affect the enforceability of the other restrictions;
(f)

consideration for these restraints is included in your remuneration;

and
(g)

despite anything in this clause ('Post-Employment Restrictions'), for the purposes of this clause ('Post-
Employment Restrictions'), a "substance over form" approach

is intended to be taken as to whether the
conduct prohibited by this clause ('Post-Employment Restrictions')

occurred in the Restricted Area. For
example, the provisions in this clause will apply if you solicit an employee located inside the Restricted
Area but you take the relevant action (e.g. make a telephone call or send an email to that employee) from
a location outside the Restricted Area.
Modification of restrictions
If the restrictions in this clause ('Post-Employment Restrictions'):
(a)

are void as unreasonable for the protection of the Coronado Group's interests; and
(b)

would be valid if part of the wording was deleted or the period or area was reduced,
the restrictions will apply with the modifications necessary to make them effective.
Obligations continue
Your obligations

under this clause ('Post-Employment Restrictions')

survive the ending of your employment.
Entitlement to Work in Australia
You warrant that you are legally able to reside and work in Australia and you acknowledge that your employment with the Company is conditional upon you being able to legally reside and work in Australia at all times.
Should your entitlement to work in Australia

change you are required to advise

the Company immediately.

If you
are

unable

to

provide

confirmation

of

your

current

(and

updated)

entitlement

to

work

in

Australia

this

offer

of
employment will be withdrawn or your employment with the Company will end.
Reference and Background Checks
This offer of employment

with the Company

is made to

you on the

understanding that the information

you provided
to

the

Company

during

the

recruitment

process

is

accurate

and

complete.

You

must

update

or

provide

to

the
Company any

material information

which may

impact your

employment under

this Contract,

which may

change
or

arise

at

any

time

prior

to

the

commencement

of

or

during

the

course

of

your

employment.

The

omission of any relevant information, or the provision of

false or misleading information, may result in withdrawal
of your offer of employment or disciplinary action

being taken against you (including termination).
To
ensure

the

integrity

of

the

recruitment

process,

the

Company

requires

all

new

employees

to

undergo
reference and background checking. Accordingly,

you acknowledge and accept that:
●
this Contract is conditional upon the

satisfactory completion of the reference

and background checks
set out below. If the Company is not satisfied with the results of any of any of the following checks, it may
withdraw this offer of employment made to you; and
●
the Company may carry out the following checks on you to determine your suitability for the position:
● reference check with previous employers;
● academic qualification check; and/or
● criminal record check.
General
(a)

This Contract and the letter of offer states all of the express terms of the agreement between the parties in relation to your employment and

supersede all prior discussions, negotiations, understandings and agreements

with respect

to your

employment by

the Company.

These terms

may only

be modified

by
an agreement in writing signed by both parties.
(b)

Any notice to be given under these terms and conditions must be given in writing and may be given either personally or by registered mail.

Any notice you are required to provide must be handed to your
Leader or

mailed addressed

to the

Company's mailing

address.

If the

Company is

required to

provide you
with notice, it will be either handed to you or addressed to you at your last known place of residence.
(c)

In this

Contract, a

reference to:
(i)

legislation

is

to

that

legislation

as

amended,

re-enacted

or

replaced,

and

includes

any
subordinate legislation issued under it;
(ii)

a

policy

or

other

document

is

to

that

policy

or

document

as

amended,

supplemented,
replaced or novated; and
(iii)

the "Coronado Group"

includes a reference to

any member of

the Coronado Group.
(d)

Any provision

of this Contract

which is

unenforceable

or partly

unenforceable

is, where

possible,

to be
severed to the extent necessary to make this Contract enforceable, unless this would materially change
the intended effect of this Contract.
(e)

These terms and conditions and your employment referred to in this Contract will be governed by the
laws of Queensland.
Acceptance of Contract
By accepting this

Contract, you are

acknowledging that:
(a)

you have not relied on any representations regarding your employment made by the Company (or its agents or employees) other than matters expressly

set out in this Contract;

(b)

you have been given an opportunity to obtain advice concerning its contents and effect; and
(c)

you have read and understand the contents of this Contract and the letter of offer and your obligations.
Signed: /s/ Craig Manz_________________________________

Date: 3
rd

February 2025___
Craig Manz